EXHIBIT 1

                             JOINT FILING AGREEMENT

                     This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date with respect to the beneficial ownership of the undersigned of the Common Shares of Dynacare, Inc. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated: February 13, 2001
                                        /s/ Joshua Latner
                                        --------------------------------------
                                        JOSHUA LATNER



                                        ARFALL HOLDINGS SPRL

                                        By: /s/ Joshua Latner
                                            ----------------------------------
                                            Name: Joshua Latner
                                            Title: Director



                                        ASTEROID HOLDINGS SPRL

                                        By: /s/ Joshua Latner
                                            ----------------------------------
                                             Name: Joshua Latner
                                             Title: Director



                                        DITLENT HOLDINGS SPRL

                                        By: /s/ Joshua Latner
                                            ----------------------------------
                                            Name: Joshua Latner
                                            Title: Director


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                                        MOOSTER HOLDINGS SPRL

                                        By: /s/ Joshua Latner
                                            ----------------------------------
                                            Name: Joshua Latner
                                            Title: Director



                                        KAKAO HOLDINGS SPRL

                                        By: /s/ Joshua Latner
                                            ----------------------------------
                                            Name: Joshua Latner
                                            Title: Director













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